EXHIBIT NO. 32.1
Form 10-QSB
KIK Technology International, Inc.
File No. 000-30071


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of KIK Technology International, Inc. (the "Company") on Form 10-QSB for the period ending April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William M. Knooihuizen, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 10, 2005                              By: /s/ William M. Knooihuizen
      -------------                                 ----------------------------
                                                          William M. Knooihuizen
                                                         Chief Executive Officer

In connection with the Quarterly Report of KIK Technology International, Inc. (the "Company") on Form 10-QSB for the period ending April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kuldip C. Baid, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 10, 2005                              By: /s/ Kuldip C. Baid
      -------------                                 ----------------------------
                                                                  Kuldip C. Baid
                                                         Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to KIK Technology International, Inc. and will be retained by KIK Technology International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.